THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
EQUIBUILDER III
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
SUPPLEMENT DATED OCTOBER 1, 2002
TO
PROSPECTUS
DATED MAY 1, 2002

          The American Franklin Life Insurance Company ("American Franklin") is amending the prospectus for the purpose of: i) ceasing future sales of the policies; ii) reflecting a name change of the principal underwriter and distributor; and iii) changing the broker-dealer of record to American General Securities Incorporated ("AGSI").

          First, effective December 31, 2002, on page i of the prospectus, the first paragraph is deleted in its entirety and replaced with the following:

This Prospectus describes EquiBuilder III flexible premium variable life insurance policies issued by The American Franklin Life Insurance Company ("American Franklin"). EquiBuilder III policies are designed to provide life insurance coverage with flexibility in death benefits, premium payments and investment choices. Capitalized terms not otherwise defined on this cover page have the same meanings as they have in the Prospectus. After December 31, 2002, American Franklin will no longer sell the EquiBuilder III policies described in this Prospectus. Your rights as an EquiBuilder III Policy Owner, including the right to make additional premium payments, are not affected by this change.

          Second, effective October 1, 2002, Franklin Financial Services Corporation ("Franklin Financial") has changed its name to American General Equity Services Corporation ("AGESC"). AGESC, #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and a wholly-owned subsidiary of American General Life Insurance Company ("American General Life"), is the principal underwriter and distributor of the EquiBuilder III policies for Separate Account VUL-2 of American Franklin.

          For a period of time after October 1, 2002 we may provide you with confirmations, statements and other reports which contain the former name of the principal underwriter and distributor.

          Third, effective October 1, 2002, if your registered representative is currently registered with Franklin Financial, the registration is now with AGSI. AGSI, AGESC, American Franklin and American General Life are all indirect wholly-owned subsidiaries of American International Group, Inc.